                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report: December 31, 1999



                        PREMIER RESEARCH WORLDWIDE, LTD.
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                                          0-29100                                 22-3264604
(State or other jurisdiction of                   (Commission File No.)             (I.R.S. Employer Identification No.)
incorporation or organization)





               30 S. 17th Street, Philadelphia, Pennsylvania 19103
                    (Address of Principal Executive Offices)




       Registrant's Telephone Number, Including Area Code: (215) 972-0420

Item 2: Acquisition or Disposition of Assets.

         The Registrant on December 31, 1999 sold the business and certain of the assets of its trials management and clinical data management operations of its contract research organization (the "Division"). The assets sold include the Registrant's rights to the names "Premier Research Worldwide" and "Premier Research" and the Division's plant and equipment, contracts, agreements and leases, trade receivables, customer lists and goodwill.

         The consideration for such sale is up to $18,000,000, of which $1,000,000 was paid in cash on December 31, 1999 and $8,000,000 is to be paid in cash at January 31, 2000, with the balance of the consideration payable over time, subject to adjustment and earn-out. In addition, certain specific liabilities of the Division were assumed as part of the transaction. Such purchase price was arrived at by negotiations between the Registrant and the purchaser of the Division, SCP Communications, Inc.

         SCP Communications, Inc., the purchaser of the Division, has no material relationship with the Registrant or any of its affiliates, directors or officers, or any associate of any such director or officer.


Item 7:  Financial Statements and Exhibits.
         ---------------------------------

         (a)  Financial Statements of Business Acquired

                           Not Applicable.

         (b)  Pro Forma Financial Information

                    Premier Research Worldwide, Ltd. and Subsidiaries

                             Index to Unaudited Pro Forma Financial Statements

                           Basis of Presentation

                           Unaudited Pro Forma Consolidated Statement of
                               Operations for the nine months ended September 30, 1999

                      Unaudited Pro Forma Consolidated Statement of Operations
                              for the year ended December 31, 1998

                      Unaudited Pro Forma Consolidated Balance Sheet as of
                              September 30, 1999

                      Notes to Unaudited Pro Forma Financial Statements

         (c)  Exhibits

                  Exhibit 10.1         Asset Purchase Agreement dated
                  ------------         December 15, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: December 31, 1999

                               PREMIER RESEARCH WORLDWIDE, LTD.


                               By:    s/ Joel Morganroth
                                    --------------------
                                     Joel Morganroth, M.D.,
                                     Chairman and
                                     Chief Executive Officer

                PREMIER RESEARCH WORLDWIDE, LTD. AND SUBSIDIARIES

                INDEX TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS




Basis of Presentation

Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 1999

Unaudited Pro Forma Consolidated Statement of Operations for the year ended
     December 31, 1998

Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1999

Notes to Unaudited Pro Forma Financial Statements

                PREMIER RESEARCH WORLDWIDE, LTD AND SUBSIDIARIES

                    UNAUDITED PRO FORMA FINANCIAL STATEMENTS

                              BASIS OF PRESENTATION

         On December 31, 1999, the Company sold the business and certain of the assets of its domestic clinical trials management and clinical data management operations (the "Division"). The consideration for such sale could total $18,000,000, of which $1,000,000 was paid in cash on December 31, 1999 and $8,000,000 will be paid on January 31, 2000, with the balance payable over time, subject to adjustments and earn-outs. In addition, certain specific liabilities of the Division were assumed as part of the transaction.

         The Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1999 and for the year ended December 31, 1998 present the Company's results of operations, assuming that the divestiture of the Division occurred as of the beginning of the periods presented. The Pro Forma Consolidated Balance Sheet as of September 30, 1999 presents the Company's financial position assuming that the divestiture had been completed as of that date. The Pro Forma Financial Statements do not consider any adjustments for the Company's international clinical trials management and clinical data management operations, which were curtailed during 1999.

         The Pro Forma Consolidated Statements of Operations do not include: (i) the gain the Company will record on the transaction, as the gain is a nonrecurring item and not indicative of ongoing operations and (ii) an adjustment to interest income, as such adjustment is not factually supportable. The Pro Forma Consolidated Balance Sheet does not assume the receipt of any contingent consideration that could total $9,000,000, which is payable over time and subject to adjustments and earn-out provisions.

         The Pro Forma Financial Statements should be read in conjunction with the historical financial statements and related notes included in the Company's 1998 Annual Report on Form 10-K and Quarterly Report filed on Form 10-Q for the period ended September 30, 1999. The Pro Forma Financial Statements are presented for informational purposes only and are not intended to be indicative of the results of operations that would have occurred had the divestiture been consummated as of the beginning of the periods presented, nor are they intended to be indicative of future results of operations or financial position.

                PREMIER RESEARCH WORLDWIDE, LTD. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (in thousands, except per share amounts)

                                                             (a)
                                                Actual   Divestiture  Pro Forma
                                               --------  -----------   ---------

Revenues                                       $ 39,984    $ 20,303    $ 19,681
Less:  Reimbursed costs                          (8,026)     (7,935)        (91)
                                               --------    --------    --------

Net revenues                                     31,958      12,368      19,590
                                               --------    --------    --------

Costs and expenses:
   Direct costs                                  13,891       6,384       7,507
   Selling, general and administrative           14,325       4,811       9,514
   Depreciation and amortization                  1,658         192       1,466
                                               --------    --------    --------
Total costs and expenses                         29,874      11,387      18,487
                                               --------    --------    --------

Income  from operations                           2,084         981       1,103
Other income, net                                   383        --           383
                                               --------    --------    --------
Income before income taxes                        2,467         981       1,486

Income tax provision                                987         392         595
                                               --------    --------    --------
Net income                                     $  1,480    $    589    $    891
                                               ========    ========    ========

Basic net income per share                     $   0.21                $   0.13
Diluted net income per share                   $   0.21                $   0.12

Weighted average shares
   outstanding -- basic                           7,057                   7,057
Weighed average shares
   outstanding -- diluted                         7,150                   7,150






              See Notes to Unaudited Pro Forma Financial Statements

                PREMIER RESEARCH WORLDWIDE, LTD. AND SUBSIDIARIES

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 1998
                    (in thousands, except per share amounts)



                                                             (a)
                                                Actual   Divestiture  Pro Forma
                                               --------  -----------   ---------

Revenues                                   $ 38,134      $ 17,392      $ 20,742
Less:  Reimbursed costs                      (6,327)       (6,146)         (181)
                                           --------      --------      --------

Net revenues                                 31,807        11,246        20,561
                                           --------      --------      --------

Costs and expenses:
   Direct costs                              13,847         5,374         8,473
   Selling, general and administrative       16,165         5,324        10,841
   Depreciation and amortization              1,606           288         1,318
                                           --------      --------      --------

Total costs and expenses                     31,618        10,986        20,632
                                           --------      --------      --------

Income (loss) from operations                   189           260           (71)
Other income, net                             1,012          --           1,012
                                           --------      --------      --------

Income  before income taxes                   1,201           260           941

Income tax provision                            480           104           376
                                           --------      --------      --------

Net income                                 $    721      $    156      $    565
                                           ========      ========      ========

Basic net income  per share                $   0.10                    $   0.08
Diluted net income  per share              $   0.10                    $   0.08

Weighted average shares
   outstanding -- basic                       7,102                       7,102
Weighed average shares
   outstanding -- diluted                     7,204                       7,204








              See Notes to Unaudited Pro Forma Financial Statements

                PREMIER RESEARCH WORLDWIDE, LTD. AND SUBSIDIARIES

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1999
                      (in thousands, except share amounts)


                                                                      (b)             Other
ASSETS                                               Actual       Divestiture      Adjustments           Pro Forma
                                                  ------------    ------------    ------------         ------------
Current assets:
     Cash and cash equivalents                    $     12,893    $       --             1,000 (c)     $     13,893
     Short-term investments                              4,604            --              --                  4,604
     Accounts receivable, net                           10,963          (6,232)           --                  4,731
     Notes receivable                                     --              --             8,000 (c)            8,000
     Prepaid expenses and other                          1,486            --              --                  1,486
     Deferred income taxes                                 159            --              --                    159
                                                  ------------    ------------    ------------         ------------
       Total current assets                       $     30,105          (6,232)          9,000         $     32,873
Property and equipment, net                              4,408          (1,700)           --                  2,708
Goodwill, net                                            1,923            --              --                  1,923
Other assets                                             1,023            --              --                  1,023
Deferred income taxes                                    2,644            --            (1,068) (d)           1,577
                                                  ------------    ------------    ------------         ------------

                                                  $     40,103    $     (7,932)   $      7,932         $     40,104
                                                  ============    ============    ============         ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                              $      1,520    $       (400)   $       --           $      1,120
    Accrued expenses                                     3,273            (200)            200 (e)            3,273
    Deferred revenues                                    4,583          (1,200)           --                  3,383
                                                  ------------    ------------    ------------         ------------
       Total current liabilities                         9,376          (1,800)            200                7,776
                                                  ------------    ------------    ------------         ------------

Commitments and Contingencies

Stockholders' equity:
    Preferred stock-$10 par value, 500,000
    shares authorized, none issued and
     outstanding                                          --              --              --                   --
    Common stock-$.01 par value,
     15,000,000 shares authorized,
     7,322,530 shares issued                                73            --              --                     73
    Additional paid-in capital                          37,298            --              --                 37,298
    Treasury stock, 499,800 shares at cost              (2,711)           --              --                 (2,711)
    Accumulated deficit                                 (3,933)           --             1,600 (f)           (2,332)
                                                  ------------    ------------    ------------         ------------
       Total stockholders' equity                       30,727            --             1,600 (f)           32,328
                                                  ------------    ------------    ------------         ------------
                                                  $     40,103    $     (1,800)   $      1,800         $     40,104
                                                  ============    ============    ============         ============

              See Notes to Unaudited Pro Forma Financial Statements

                PREMIER RESEARCH WORLDWIDE, LTD. AND SUBSIDIARIES

                NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


(a) Represents the results of operations directly attributable to the Division and certain centralized selling, general and administrative costs specifically identified with the Division totaling $2,200,000 for the nine months ended September 30, 1999 and $2,500,000 for the year ended December 31, 1998, respectively, that were historically included in a corporate allocation.

(b) Eliminates the net assets of the Division as if the divestiture had been completed as of the balance sheet date.

(c) The Company received, at closing, cash of $1 million and an $8 million note which is payable on or before January 31, 2000. The Company could receive future payments of up to $9 million based upon the Buyer's realization of specified levels of working capital, backlog and the Division's revenues for the year ended December 31, 2000. The Company has not included the receipt of any contingent consideration due to the uncertainty surrounding the amounts.

(d) Represents the estimated deferred tax provision on the estimated gain on the sale of the Division.

(e)  Represents estimated transaction costs, primarily professional fees.

(f) Represents the estimated net gain on the sale of the Division, based on the consideration discussed in (c), net of transaction costs and income tax provision.